                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                  OAKLEY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  OAKLEY, INC.
                                    ONE ICON
                        FOOTHILL RANCH, CALIFORNIA 92610

                                   -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 11, 1999

                                   -----------

        You are cordially invited to attend the 1999 Annual Meeting of Shareholders (the "Meeting") of OAKLEY, INC. (the "Company" or "Oakley") to be held on Friday, June 11, 1999, at 10:00 a.m. at the Company's headquarters in Foothill Ranch, California, for the following purposes:

1. To elect seven directors to serve as such until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2. To consider and vote to approve amendments to the Oakley, Inc. 1995 Stock Incentive Plan, as amended, to (i) increase the number of shares reserved for issuance thereunder by 1,000,000 shares and (ii) qualify the 1995 Stock Incentive Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended, only;

3. To consider and vote to approve the Oakley, Inc. Executive Officers Performance Bonus Plan, as amended, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, only;

4. To ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1999; and

5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

        Only shareholders of record at the close of business on April 5, 1999, will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

        WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO THE COMPANY, AND SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE THEIR SHARES PERSONALLY IF THEY SO DESIRE.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Donna Gordon
                                            ------------------------------------
                                                Donna Gordon
                                                Secretary


Foothill Ranch, California
Dated: April 28, 1999

                                  OAKLEY, INC.
                                    ONE ICON
                        FOOTHILL RANCH, CALIFORNIA 92610

                                   -----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 11, 1999

        This Proxy Statement is furnished to shareholders of Oakley, Inc. (the "Company" or "Oakley"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Shareholders of the Company to be held on Friday, June 11, 1999, at 10:00 a.m. at the Company's headquarters in Foothill Ranch, California, and at any and all adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the Notice of Meeting. This Proxy Statement and the enclosed form of proxy are being first mailed to shareholders on April 30, 1999.

        This solicitation is made by mail on behalf of the Board of Directors of the Company (the "Board of Directors"). Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

        Holders of record of the Common Stock, $.01 par value per share, of the Company (the "Common Stock") as of the close of business on the record date, April 5, 1999, are entitled to receive notice of, and to vote at, the Meeting. Each share of Common Stock entitles the holder to one vote. At the close of business on March 31, 1999, there were 70,678,057 shares of Common Stock issued and outstanding.

        Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned proxy, the shares will be voted FOR the election of all nominees for director, FOR the ratification of the Oakley, Inc. 1995 Stock Incentive Plan, as amended, FOR the ratification of the Oakley, Inc. Executive Officers Performance Bonus Plan, as amended, and FOR the ratification of the selection of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1999. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before voting by filing a notice of revocation with the Secretary of the Company, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

        The Board of Directors knows of no matters to come before the Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with such person's discretionary authority to act in such person's best judgment.

        The principal executive offices of the Company are located at One Icon, Foothill Ranch, California 92610.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

        Pursuant to the Company's Amended and Restated Articles of Incorporation (the "Articles"), directors are elected at each Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified. If, for any reason, the directors are not elected at the Meeting, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by the Company's Bylaws. The Company's Bylaws currently authorize a Board of Directors consisting of not less than one nor more than nine persons, and Oakley's Board of Directors currently consists of seven directors.

        The nominees for election to the seven positions on the Board of Directors to be voted upon at the Meeting are Jim Jannard, Mike Parnell, William Schmidt, Link Newcomb, Irene Miller, Orin Smith and Michael Jordan. Irene Miller, Orin Smith and Michael Jordan (the "Independent Directors") are not employed by, or affiliated with, the Company. Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of Jim Jannard, Mike Parnell, William Schmidt, Link Newcomb, Irene Miller, Orin Smith and Michael Jordan to hold office as directors for a term of one year and until their successors are elected and qualified at the next Annual Meeting of Shareholders. All nominees have advised the Board of Directors that they are able and willing to serve as directors.

        If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a proxy contains instructions to the contrary). In no event will the proxy be voted for more than seven nominees.

VOTE

        Each director will be elected by a favorable vote of a majority of the votes cast at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the outcome. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the election of the seven nominees named above as directors.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information (as of April 25, 1999) concerning the directors and executive officers of the Company:

    NAME              AGE                 POSITION
    ----              ---                 --------
Jim Jannard            49      Chairman of the Board and Director
Mike Parnell           46      Vice Chairman and Director
William Schmidt        51      Chief Executive Officer and Director
Link Newcomb           37      Chief Operating Officer and Director
Colin Baden            37      President
Tom George             43      Chief Financial Officer
Donna Gordon           39      Vice President of Finance and Secretary
Kent Lane              45      Vice President of Manufacturing
Carlos Reyes           32      Vice President of Development
Jon Krause             35      Vice President of Operations
Irene Miller           46      Director
Orin Smith             56      Director
Michael Jordan         36      Director

EXECUTIVE OFFICERS

        Mr. Jim Jannard, the founder of the Company, has been Chairman of the Board and an Oakley director since its inception in 1975. From Oakley's inception in 1975 to February 1999, Mr. Jannard also served as President of Oakley.

        Mr. Mike Parnell joined Oakley in 1985 and has been an Oakley director since 1986. From 1986 to September 1997, Mr. Parnell served as Chief Executive Officer of Oakley, and since September 1997, he has served as Vice Chairman. From 1974 to 1985, Mr. Parnell was employed in various positions with OP Sunwear, including Vice President of Marketing from 1981 to 1985.

        Mr. William Schmidt was named Chief Executive Officer of Oakley effective May 1, 1999 and has been an Oakley director since October 1997. Prior to joining Oakley, Mr. Schmidt most recently served as the Vice President of Worldwide Sports Marketing for Gatorade. Mr. Schmidt joined the Quaker Oats Company in 1984 as Director of Sports Marketing for Gatorade and became Vice President of Sports Marketing for Gatorade in 1986, responsible for the development and implementation of sponsorship programs, including those for several professional and amateur sports organizations.

        Mr. Link Newcomb joined Oakley in June 1994 as its Vice President of International Sales. Mr. Newcomb served as Executive Vice President from April 1995 until January 1997, as Chief Financial Officer from July 1995 until January 1997, as Chief Operating Officer from January 1997 to September 1997, and as Chief Executive Officer from September 1997 to April 1999. Effective May 1, 1999, Mr. Newcomb was named Chief Operating Officer. Mr. Newcomb was appointed to the Board of Directors in January 1997. Prior to joining Oakley, Mr. Newcomb was an attorney for five years at Skadden, Arps, Slate, Meagher & Flom LLP, Los Angeles, California. Mr. Newcomb has also been a certified public accountant since 1984.

        Mr. Colin Baden joined Oakley in February 1996 as Director of Design and served as Vice President of Design from February 1997 to February 1999. In February 1999, Mr. Baden was named President. Prior to joining Oakley, Mr. Baden was a partner at Lewis Architects of Seattle, Washington for six years and began advising Oakley on company image issues in 1993.

        Mr. Tom George joined Oakley in October 1997 as its Chief Financial Officer. Prior to joining Oakley, Mr. George last served as Senior Vice President of Finance and Chief Financial Officer at REMEC, a designer and manufacturer of microwave wireless electronics, a position he had held since 1990. Mr. George has more than 20 years experience in finance and is also a certified public accountant.

        Ms. Donna Gordon joined Oakley in February 1986. Ms. Gordon has held a number of positions with Oakley, assuming her current position as Vice President of Finance in October 1995. Ms. Gordon has also been Corporate Secretary since 1993 and Controller since 1990.

        Mr. Kent Lane joined Oakley in October 1994 and became Vice President of Manufacturing in October 1995. Mr. Lane served as Director of Manufacturing from January 1995 until October 1995. Mr. Lane has 21 years experience in the manufacturing industry at various companies, including Kaiser Steel for six years and Water Factory Systems, a manufacturer of water purification equipment, for eight years.

        Mr. Carlos Reyes joined Oakley in July 1989 and became Vice President of Development in December 1995. Mr. Reyes has held various positions with Oakley, beginning as a lens coating assistant in the manufacturing department. Mr. Reyes was promoted to Lens Coating Manager in 1991 and to a leadership position in Oakley's design department in 1993.

        Mr. Jon Krause joined Oakley in November 1996 as its Director of Information Technology and was named Vice President of Operations in January 1998. Prior to joining Oakley, Mr. Krause was a senior manager with Andersen Consulting where he spent ten years specializing in information technology and manufacturing operations.

BOARD OF DIRECTORS

        Ms. Irene Miller has been an Oakley director since shortly after the Company's initial public offering in August 1995. Ms. Miller is a private investor and until June 1997 was Vice Chairman and Chief Financial Officer of Barnes & Noble, Inc., the world's largest bookseller. She joined Barnes & Noble in 1991 as Senior Vice President, Corporate Finance, became Executive Vice President and Chief Financial Officer in 1993 and Vice Chairman in 1995. Prior to joining Barnes & Noble, Ms. Miller worked as an investment banker at Morgan Stanley & Co. Incorporated from 1986 to 1990 and at Rothschild, Inc. from 1982 to 1986. Ms. Miller is also a director of Barnes & Noble, Inc. and Benckiser N.V.

        Mr. Orin Smith is the President and Chief Operating Officer of Starbucks Corporation and has been an Oakley director since shortly after the Company's initial public offering in August 1995. Mr. Smith joined Starbucks in 1990 as Chief Financial Officer and Vice President, became Executive Vice President and Chief Financial Officer in 1993 and was named President and Chief Operating Officer in 1994. Prior to joining Starbucks, Mr. Smith was Executive Vice President and Chief Financial and Administrative Officer of Danzas USA, a subsidiary of Europe's largest transportation company. Mr. Smith is also a director of Starbucks.

        Mr. Michael Jordan has been an Oakley director since shortly after the Company's initial public offering in August 1995. Mr. Jordan has achieved one of the most extraordinary records in professional sports during his career with the Chicago Bulls. Among other achievements, Mr. Jordan was voted Most Valuable Player of the National Basketball Association in 1988, 1991, 1992, 1996 and 1998. He also captured the NBA's scoring title in seven consecutive seasons, from 1987 through 1993 and again from 1996 through 1998. Prior to joining the Chicago Bulls, Mr. Jordan was an All American player at the University of North Carolina, from which he graduated in 1986.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

        The Board of Directors held four meetings in 1998, including regularly scheduled and special meetings. The Board of Directors has established standing audit and compensation and stock option committees as set forth below. During 1998, each director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and of the committees of which he or she was a member.

AUDIT COMMITTEE. The Audit Committee currently consists of two Independent
Directors: Ms. Miller and Mr. Smith. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met seven times in 1998.

COMPENSATION COMMITTEE. In 1998, the Compensation Committee consisted solely of Ms. Miller and Mr. Smith. The Compensation Committee met one time in 1998. In April 1999, the Compensation Committee was combined with the Stock Option Committee to form a single Compensation and Stock Option Committee. See "Compensation and Stock Option Committee."

STOCK OPTION COMMITTEE. In 1998, the Stock Option Committee consisted of Mr. Parnell and Ms. Miller. The Stock Option Committee administered the Company's 1995 Stock Incentive Plan and reported to the Board of Directors regarding such administration, except that the entire Board of Directors administered the 1995 Stock Incentive Plan with respect to directors and officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Stock Option Committee met four times in 1998. In April 1999, the Stock Option Committee was combined with the Compensation Committee to form a single Compensation and Stock Option Committee. See "Compensation and Stock Option Committee."

 NOMINATING COMMITTEE. In 1998, the Nominating Committee consisted of Messrs. Parnell and Jordan. In April 1999, the Board of Directors voted to terminate the Nominating Committee and transfer its responsibilities to the Board of Directors. Prior to its termination, the Nominating Committee was responsible for selecting a slate of potential directors to be nominated by the Board of Directors at each Annual Meeting of Shareholders. Under the Company's bylaws, nomination for election of directors at the Meeting, other than those made by the Board of Directors, must be made in writing and must be received by the Company no later than December 16, 1999.

COMPENSATION AND STOCK OPTION COMMITTEE. In April 1999, the Board of Directors voted to combine the Compensation Committee and the Stock Option Committee to form a single Compensation and Stock Option Committee. The Compensation and Stock Option Committee, presently comprised of Ms. Miller and Mr. Smith, reports to the Board of Directors and determines compensation for the Company's executive officers and administers the Company's 1995 Stock Incentive Plan.

COMPENSATION OF DIRECTORS

        Directors who are employees of the Company receive no compensation for serving on the Board of Directors. Prior to April 1999, directors who were not employees of the Company received a retainer fee of $25,000 per year for their services. In addition, under the Oakley, Inc. 1995 Stock Incentive Plan, each non-employee director was permitted to irrevocably elect annually to waive the receipt of all or any part of his or her annual retainer and/or meeting fees (if any) for the year commencing immediately following each annual shareholders meeting and in lieu thereof receive a fixed number of non-qualified stock options for such year, with the number of such options fixed by the Board of Directors, based on the amount of fees so waived and an independent appraisal of the intrinsic value of such options (the "Non-Employee Director Fee Election"). Such options were exercisable in full on March 1 of the year following the date of grant. The option price per share of Common Stock purchasable under such options was 100% of the fair market value of the Common Stock on the date of grant. In April 1999, the Board of Directors revised the compensation structure for non-employee directors of the Company to provide that such directors will receive (i) a retainer fee of $25,000 per year for their services, (ii) $1,000 for each committee meeting attended, (iii) $5,000 per year for each committee a non-employee director chairs, (iv) $2,000 per day for each special non-Board of Directors meeting that a non-employee director is requested to attend, in person or by telephone, by the Board of Directors, as determined by the Board of Directors and (v) an annual grant of non-qualified options to purchase 10,000 shares, with an exercise price equal to fair market value on the date of grant, and vesting in full on the anniversary of the date of grant. In addition, the Board of Directors amended the 1995 Stock Incentive Plan to make the Non-Employee Director Fee Election inapplicable unless the Board elects otherwise. All directors are reimbursed for expenses incurred in connection with attendance at Board, committee meetings or special non-Board meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        As noted above, the members of the Compensation Committee during 1998 were Ms. Miller and Mr. Smith. Neither of these individuals has ever been an officer or employee of the Company or any of its subsidiaries and none of the executive officers of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of such committee, the entire board of directors) of another entity during 1998.


                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth the compensation paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers serving as of December 31, 1998 (the "Named Executive Officers") for the fiscal years ended December 31, 1996, 1997 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                               ANNUAL COMPENSATION             ------------
                                    ---------------------------------------     SECURITIES
                                                               OTHER ANNUAL     UNDERLYING     ALL OTHER
NAME AND                             SALARY       BONUS        COMPENSATION    OPTIONS/SARS   COMPENSATION
PRINCIPAL POSITION          YEAR      ($)         ($)              ($)             (#)           ($)(1)
------------------          ----    -------     --------       ------------    ------------   ------------
Jim Jannard                 1998         --(2)        --(2)           --                --           --
 Chairman of the Board      1997         --(2)        --(2)           --                --           --
                            1996    219,633           --              --                --           --

Link Newcomb                1998    350,000      200,000              --                --        3,030
 Chief Executive            1997    306,251           --              --           513,000        2,000
 Officer (3)                1996    157,212      362,000              --            17,500          300



Thomas George (4)           1998    195,000       80,000          18,000(5)             --           --
 Chief Financial Officer    1997     41,250       10,000          63,000(6)         93,000           --
                            1996         --           --              --                --           --

Mike Parnell                1998    122,308      150,000              --                --        2,273
 Vice Chairman (7)          1997    302,885           --              --            13,000        2,000
                            1996    185,577      362,000              --            17,500          300

Jon Krause                  1998    149,262       75,000              --                --        2,797
 Vice President of          1997    120,784       50,000              --            65,938        1,823
 Operations (8)             1996     11,538       10,000              --            20,000           --

--------------
(1) Represents the Company's matching 401(k) plan contribution and above-market interest on deferred compensation accrued during the fiscal year but deferred at the election of the Named Executive Officer.

(2) Mr. Jannard has chosen not to receive any base salary and was not entitled to payment of any annual bonus for fiscal 1997 and 1998. See "Compensation Committee Report ?
        Compensation of the Chairman."

(3) Mr. Newcomb served as Chief Operating Officer from January 1997 until September 1997, at which time he began serving as Chief Executive Officer.

(4)     Mr. George was hired as Chief Financial Officer on October 6, 1997.

(5) Represents payment to Mr. George for a monthly housing allowance related to his relocation.

(6) Represents payments to Mr. George in connection with his original hire and relocation.

(7)     Mr. Parnell served as Chief Executive Officer until September 1997.

(8) Mr. Krause was hired as Director of Information Technology in November 1996 and was promoted to Vice President of Operations in January 1998.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

        The Company elected not to grant stock options to any of the executive officers during the fiscal year ended December 31, 1998.

        The following table sets forth information concerning the fiscal year-end value of unexercised stock options held by the Named Executive Officers as of December 31, 1998. No options were exercised by the Named Executive Officers in fiscal 1998.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES          VALUE OF
                                                              UNDERLYING             UNEXERCISED
                                                              UNEXERCISED            IN-THE-MONEY
                                                            OPTIONS/SARS AT          OPTIONS/SARS
                                                               FY-END(#)           AT FY-END ($)(1)
                                                         --------------------      ---------------
                        SHARES ACQUIRED       VALUE          EXERCISABLE/            EXERCISABLE/
NAME                     ON EXERCISE(#)    REALIZED($)      UNEXERCISABLE           UNEXERCISABLE
----                    --------------     -----------   --------------------      ---------------
Jim Jannard...........          0               0                 0/0                    0/0
Link Newcomb..........          0               0           267,435/436,979         75,609/226,828
Thomas George.........          0               0            23,250/69,750             141/422
Mike Parnell..........          0               0            77,218/40,240             609/1,828
Jon Krause............          0               0            26,485/59,453           5,653/16,960

--------------

(1) Based upon the reported closing price of $9.50 per share of Common Stock on the New York Stock Exchange on December 31, 1998.

                              EMPLOYMENT AGREEMENTS

        Neither Mr. Jannard nor Mr. Parnell has a written employment agreement with the Company. Since the expiration of their former employment agreements with the Company in 1997, their employment has continued on an at-will basis. On May 12, 1998, Messrs. Jannard and Parnell each entered into an amended Consultant Agreement with the Company providing that within 30 days following termination of their employment, the Company will have the option to retain them as consultants at the rate of $100,000 per year for a period expiring on August 1, 2002 (or, if later, the date that is two years from the date the Company exercises such option). The Consultant Agreements each contain non-competition and non-solicitation provisions effective through the end of the consultant period. In addition, pursuant to their prior employment agreements, each executive is entitled to Company-paid medical insurance for himself and his immediate family during his lifetime.

        In April 1999, Mr. Schmidt entered into an Employment Agreement with the Company which has a term of three years from May 1, 1999, which will automatically be extended by one year on each anniversary of the agreement, unless either party provides written notice that it does not wish to extend the term. The agreement provides for a signing bonus of $250,000 and for a base salary of not less than $350,000 per year subject to annual adjustments based on the Company's satisfaction of certain performance targets. Mr. Schmidt is entitled to a performance bonus under the Company's Executive Officer Performance Bonus Plan equal to 60% of his base salary if certain performance targets are met, provided that the bonus payable with respect to the year ending on December 31, 1999 shall not be less than $100,000. Mr. Schmidt was granted options under the Company's 1995 Stock Incentive Plan to purchase 500,000 shares of the Company's Common Stock with an exercise price equal to $7 5/8 and vesting in four equal annual installments. At such time as the market value for the Company's outstanding common stock first exceeds one billion dollars for 30 consecutive trading days, Mr. Schmidt will be entitled to a grant of options to purchase 200,000 shares, with an exercise price equal to the fair market value of the Company's Common Stock at that time and vesting in three equal annual installments. At such time as the market value of the Company's outstanding common stock first exceeds two billion dollars for 30 consecutive trading days, Mr. Schmidt will be entitled to another grant of options to purchase 100,000 shares, with an exercise price equal to the fair market value of the Company's Common Stock at that time, and a grant of 100,000 shares of restricted stock, both of which awards vest in three equal annual installments. The agreement also provides for reimbursement of certain relocation expenses incurred by Mr. Schmidt and for the provision of a leased automobile. If Mr. Schmidt's employment is terminated by the Company prior to the expiration of the agreement for any reason other than his death, disability or for cause, then (i) if such termination occurs during the first twelve months of the agreement, Mr. Schmidt will generally be entitled to his base salary until the second anniversary of the date of the agreement, plus a performance bonus for the calendar year in which such termination occurs and the succeeding calendar year, and (ii) if such termination occurs after the first twelve months of the agreement, Mr. Schmidt will generally be entitled to his base salary for twelve months plus a performance bonus for the calendar year in which such termination occurs. Mr. Schmidt's agreement also contains non-competition and non-solicitation provisions effective through the term of the agreement, and, unless his employment is terminated by the Company without cause, by Mr. Schmidt for good reason or by reason of expiration of the agreement, for a period of two years thereafter.

        In April 1999, Mr. Newcomb entered into an Amended and Restated Employment Agreement with the Company which replaced his prior employment agreement. The term of Mr. Newcomb's agreement runs through January 31, 2002 and will automatically be extended by one year on each January 31, unless either party provides written notice that it does not wish to extend the term. The agreement provides for a base salary of not less than $350,000 per year, and an annual target bonus under the Company's Executive Officer Performance Bonus Plan of not less than $200,000, provided, however, that in lieu of any bonus payment Mr. Newcomb may otherwise be entitled to for the Company's fiscal year 1999, Mr. Newcomb was granted options to purchase 110,000 shares with an exercise price of $7 5/8 and vesting in four equal annual installments. In the event Mr. Newcomb's employment with the Company is terminated for any reason on or before January 31, 2000 he shall be entitled to a payment equal to $500,000. If Mr. Newcomb's employment with the Company is terminated at any time after January 31, 2000 by the Company for any reason other than by reason of his death, disability or for cause or by Mr. Newcomb for good reason, Mr. Newcomb will be entitled to his base salary for the remainder of the term of his agreement and a bonus equal to the amount of Mr. Newcomb's annual target bonus under the Company's Performance Bonus Plan as in effect at the time of such termination at the end of each remaining fiscal year ending during the remaining term of his agreement. Mr.

Newcomb will also generally be entitled to one year's stock option acceleration if his employment is terminated at any time by the Company without cause. Mr. Newcomb's agreement also contains non-competition and non-solicitation provisions effective through the term of the agreement, and, unless his employment is terminated by the Company without cause, by Mr. Newcomb for good reason or by reason of expiration of the agreement, for a period of two years thereafter.

        On May 12, 1998, Mr. George entered into an Amended and Restated Employment Agreement with the Company, which replaced his prior employment agreement. Mr. George's agreement expires October 6, 2000, and will automatically be extended by one year on each October 6th occurring during the term of the agreement unless either party provides written notice that it does not wish to extend the term. The agreement provides for a base salary of not less than $195,000 per year and an annual target bonus under the Executive Officer Performance Bonus Plan of not less than $80,000. In addition, pursuant to the terms of the agreement, Mr. George received a grant of options to purchase 90,000 shares of the Company's Common Stock with an exercise price equal to the closing price of the Common Stock on his date of hire. The agreement also provides for reimbursement of certain relocation expenses incurred by Mr. George. If Mr. George's employment with the Company is terminated by reason of his death, Mr. George's estate will be entitled to his prorated performance bonus under the Company's Performance Bonus Plan. If Mr. George's employment with the Company is terminated by the Company for any reason other than by reason of his death, disability or for cause or by Mr. George for good reason, Mr. George will be entitled to a payment equal to (i) the lesser of his base salary for twelve months or the remainder of the term of his agreement (the "Severance Period"), and (ii) an amount equal to the product of (A) Mr. George's annual target bonus under the Company's Performance Bonus Plan as in effect at the time of his termination and (B) a fraction, the numerator of which is the number of full months in the Severance Period, and the denominator of which is 12. Mr. George's agreement also contains non-competition and non-solicitation provisions effective through the term of the agreement and, in the event his employment is terminated by the Company for cause or by Mr. George without good reason, for a period of two years thereafter.

                          COMPENSATION COMMITTEE REPORT

        The report of the Compensation Committee of the Board of Directors with respect to compensation in fiscal 1998 is as follows:

COMPENSATION PHILOSOPHY

        The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three primary elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance targets and (iii) long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company's shareholders. As an executive officer's level of responsibility increases, it is the Company's general intent that a greater portion of the executive officer's total compensation be dependent upon Company performance and stock price appreciation than upon base salary.

COMPONENTS OF COMPENSATION

        The principal components of executive officer compensation are generally as follows:

        o BASE SALARY. With respect to Messrs. Newcomb and George, their base salary is fixed in accordance with the terms of their respective employment agreements. See "Employment Agreements." Mr. Jannard has chosen not to receive any base salary from the Company. With respect to executive officers who do not have employment agreements with the Company, base salary is determined on the basis of individual performance and competitive market practices as reflected in informal information available to the Company.

        o ANNUAL PERFORMANCE BONUS. Annual bonuses are payable to the Company's executive officers under the Company's Executive Officer Performance Bonus Plan based on the Company's achievement of certain pre-set corporate financial performance targets established for the fiscal year. The minimum target bonuses for Messrs. Newcomb and George are set forth in their respective employment agreements. With respect to officers who do not have employment agreements with the Company, their target bonuses are determined on the basis of individual performance and competitive market practices as reflected in informal information available to the Company. See "Proposal 3: To Approve the Oakley, Inc. Executive Officer Performance Bonus Plan." The financial target for fiscal year 1998 was operating income (excluding results from the Company's footwear subsidiary) equal to $41,656,000.

        o LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants and other stock-based awards under the Company's 1995 Stock Incentive Plan. Awards under the 1995 Stock Incentive Plan are designed to further align the interests of each executive officer with those of the shareholders and to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business. Due to certain requirements of Rule 16b-3 under the Exchange Act, grants of awards under the 1995 Stock Incentive Plan to the Named Executive Officers have been made through 1998 by the entire Board of Directors. No options were granted to any of the executive officers in fiscal year 1998.

COMPENSATION OF THE CHAIRMAN

        Mr. Jannard has chosen not to receive any base salary from the Company. As explained in "Components of Compensation???Annual Performance Bonus," Mr. Jannard was not entitled to any bonus under the Company's Executive Officer Performance Bonus Plan for fiscal 1998 because the Company's performance did not satisfy the pre-established performance target required for the payment of Mr. Jannard's bonus. Mr. Jannard also did not receive a grant of stock options in fiscal 1998 under the 1995 Stock Incentive Plan. Mr. Jannard is a major shareholder of the Company.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

        In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) may limit the Company's ability to deduct for United States Federal income tax purposes compensation in excess of $1,000,000 paid to each of the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Prior to the date of the Meeting, awards granted under the Company's 1995 Stock Incentive Plan and payments awarded under the Company's Executive Officer Performance Bonus Plan were exempt from the deduction limitations of Section 162(m), and the value of such awards has been fully deductible by Oakley for United States Federal income tax purposes. Following the date of the Meeting, future grants of awards under the 1995 Stock Incentive Plan and the Executive Officer Performance Bonus Plan will be subject to the $1,000,000 deduction limitation unless each such plan complies with the requirements of Section 162(m) for "performance-based compensation." One of the requirements for "performance based compensation" is that the shareholders of the Company approve the material terms of each of the 1995 Stock Incentive Plan and the Executive Officer Performance Bonus Plan. Accordingly, at the Meeting the shareholders of the Company are being requested to consider and approve the Company's 1995 Stock Incentive Plan and the Company's Executive Officer Performance

Bonus Plan. (See "Proposal 2: To Approve the Oakley, Inc. 1995 Stock Incentive Plan" and "Proposal 3: To Approve the Oakley, Inc. Executive Officer Performance Bonus Plan.")

                                                   IRENE MILLER

                                                   ORIN SMITH

                                                   JIM JANNARD*

                                                   MICHAEL JORDAN*

                                                   LINK NEWCOMB*

                                                   MIKE PARNELL*

                                                   WILLIAM SCHMIDT*


---------------
* With respect to that portion of the report entitled "Long-Term Incentive Compensation" only.

        The Compensation Committee Report will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference.

                          STOCK PRICE PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total returns for Oakley, Inc., the Standard & Poor's 500 Composite Index, the Standard & Poor's MidCap 400 Index and the Russell 2000 Index, during the period commencing on August 10, 1995, the date of the Company's initial public offering, and ending on December 31, 1998. The comparison assumes $100 was invested on August 10, 1995 in each of the Common Stock, the Standard & Poor's 500 Composite Index, the Standard & Poor's MidCap 400 Index and the Russell 2000 Index and assumes the reinvestment of all dividends, if any. At this time, the Company does not believe it can reasonably identify an industry peer group, and therefore the Company has instead selected the Russell 2000 Index, which includes companies with similar market capitalizations to that of the Company, as a comparative index for purposes of complying with certain requirements of the Securities and Exchange Commission. In prior years the Company used the Standard & Poor's MidCap 400 Index as a comparative index and therefore, pursuant to the requirements of the Securities and Exchange Commission, such index is included below. The Company has chosen the Russell 2000 Index for the current year as a result of the Company's current market capitalization.

                       COMPARISON CUMULATIVE TOTAL RETURN
                              AMONG OAKLEY, INC.,
           RUSSELL 2000 INDEX, S&P MIDCAP 400 INDEX AND S&P 500 INDEX

                                        8/10/95    12/31/95    12/31/96   12/31/97   12/31/98
                                        -------    --------    --------   --------   --------
    Oakley, Inc.                          100        125           81         67         70
    Russell 2000 Index                    100        106          124        151        147
    S&P MidCap 400 Index                  100        103          123        162        175
    S&P 500 Composite Index               100        111          136        182        234


        The Stock Price Performance Graph will not be deemed to be incorporated by reference into any filing by the Company under the securities act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In June 1997, the Company entered into a lease agreement for the lease of an office facility owned by the M. and M. Parnell Revocable Trust, of which Mr. Parnell and his wife are the trustees. The lease has a term of four years with monthly lease payments of $2,059. During 1998, the Company made aggregate payments under such lease of $24,470.

        As part of a distribution by the Company to its shareholders (the "S Corporation Distribution") that included all of its and its predecessor's previously earned and undistributed taxable S corporation earnings through the date of the consummation of the Company's initial public offering, the Company distributed certain aircraft to Mr. Jannard and to a trust (the "Parnell Trust") for the benefit of Mr. Parnell and his immediate family (collectively, the "Principal Shareholders"). The Company leased back certain of such aircraft from companies controlled by the Principal Shareholders ("Lessors"). Such leases have terms of five years with aggregate annual lease payments of $100,000, and are renewable at the option of the Company and the applicable Lessor. The Company bears all costs and expenses of operating and maintaining the aircraft while under lease. During 1998, the Company made aggregate payments to the Lessors under such leases of $100,000.

        In July 1995, the Company entered into a ten-year agreement with Mr. Jordan for the endorsement of Oakley eyewear. Pursuant to such agreement, Mr. Jordan is paid an annual retainer of $500,000 and received options to purchase 217,392 shares of Common Stock at an exercise price of $11.50 per share (the fair market value on the date of grant). The Company paid Mr. Jordan $500,000 during 1998 pursuant to this agreement. In connection with the introduction by the Company of a sunglass style for which Mr. Jordan's likeness was used on the product packaging, the Company awarded Mr. Jordan options to purchase an additional 40,000 shares of Common Stock in 1998 at an exercise price of $11.62 per share (the fair market value on the date of grant.)

        Since the beginning of 1998, Mr. Jannard has borrowed from the Company various amounts for use by Mr. Jannard in connection with various matters unrelated to the business of Oakley. All of such indebtedness was repaid by Mr. Jannard within one month of the date incurred. The largest amount of such indebtedness outstanding at any time since the beginning of 1998 was approximately $155,966. As of February 28, 1999, the total amount of such indebtedness outstanding was $91,156.

                                LEGAL PROCEEDINGS

        The Company has been named as a nominal defendant in a putative derivative lawsuit against certain of its directors and officers filed in March 1997 in the California Superior Court for the County of Orange (the "Superior Court"). The case is captioned BLACKMAN V. JAMES JANNARD, MIKE PARNELL AND DOES 1 THROUGH 100, Case No. 777098 (filed March 27, 1997) (the "California Derivative Action").

        In the California Derivative Action, the plaintiff, purporting to sue on behalf of the Company, alleges claims for breach of fiduciary duty, constructive fraud, unjust enrichment and violations of the insider trading provisions of the California Corporations Code. The plaintiff's claims in the California Derivative Action are, among other things, based upon alleged material misstatements and omissions in certain of the Company's public statements and Securities and Exchange Commission filings regarding the Company, its operations and future prospects. The plaintiff seeks to recover damages and other relief on behalf of the Company. The defendants filed a demurrer to the original complaint in the California Derivative Action, and the plaintiff subsequently filed an amended complaint. The defendants filed a demurrer to the amended complaint in the California Derivative Action, and the Superior Court sustained the demurrer with leave to amend in September 1997. The plaintiff subsequently filed a second amended complaint in the California Derivative Action. The defendants then filed a demurrer to the second amended complaint in the California Derivative Action, and the Superior Court sustained the demurrer without leave to amend on December 19, 1997. On February 4, 1998, the Superior Court entered a final order of dismissal of the California Derivative Action. On April 8, 1998, the plaintiff in the California Derivative Action filed a notice of appeal with the Superior Court. In March 1999, the parties to the California Derivative Action entered into a stipulation of settlement regarding derivative claims that is subject to approval by the California Court of Appeal, Fourth Appellate District (the "Court of Appeal"). The settlement, if approved by the Court of Appeal, is not expected to have a material adverse effect on the Company.

        Although it is too soon to predict the outcome of the California Derivative Action with any certainty, based on its current knowledge of the facts, the Company believes that the plaintiff's claims are without merit and (should the settlement not be approved) intends to defend the California Derivative Action vigorously.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information available to the Company, as of March 31, 1999, with respect to shares of its Common Stock (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the Securities and Exchange Commission) of more than 5% of such shares, (ii) held by each of the Directors and nominees, (iii) held by each of the Named Executive Officers and (iv) held as a group by the Directors and executive officers of the Company.

                                                                                PERCENTAGE OF
NAME AND ADDRESS                                                SHARES OF       COMMON STOCK
OF BENEFICIAL OWNER (1)                                        COMMON STOCK      OUTSTANDING
-----------------------                                        ------------     -------------
DIRECTORS AND EXECUTIVE OFFICERS
Jim Jannard................................................     41,221,500           58.3%
Mike Parnell(2)............................................      3,917,218(3)         5.5%
Link Newcomb...............................................        350,743(4)          *
Thomas George..............................................         26,474(5)          *
Jon Krause.................................................         29,485(6)          *
Irene Miller...............................................         23,607(7)          *
Orin Smith.................................................         12,761(8)          *
Michael Jordan.............................................        242,096(9)          *
William Schmidt............................................          9,151(10)         *
Directors and executive officers as a group (13 persons)...     46,052,642(11)       64.3%

5% OR GREATER HOLDERS:
The Crabbe Huson Group, Inc................................      5,524,845(12)        7.8%
M. and M. Parnell Revocable Trust..........................      3,840,000            5.4%

-----------

 (1) Unless otherwise indicated, the address of the beneficial owner is c/o Oakley, Inc., One Icon, Foothill Ranch, California 92610.

 (2)    All of the shares beneficially owned by Mr. Parnell are held through the
        M. and M. Parnell Revocable Trust, other than 77,218 shares issuable upon exercise of stock options.

 (3) Includes 77,218 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

 (4) Includes 342,435 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

 (5) Includes 23,250 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

 (6) Includes 26,485 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

 (7) Includes 19,261 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

 (8) Includes 9,561 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

 (9) Includes 94,274 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

(10) Includes 9,151 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

(11) Includes 705,275 shares issuable pursuant to stock options exercisable within 60 days of March 31, 1999.

(12) Pursuant to the Schedule 13G filed as of December 31, 1998 with the Securities and Exchange Commission, The Crabbe Huson Group, Inc. does not directly own any shares of the Company. It shares voting and dispositive power with respect to the 5,524,845 shares owned by its clients. The Crabbe Huson Group, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, disclaims beneficial ownership of all shares owned by each of its clients and also disclaims that a "group" within the meaning of Rule 13d-5(b) under the Exchange Act has been or will be formed. The address of The Crabbe Huson Group, Inc. is 121 SW Morrison, Suite 1400, Portland, Oregon 97204.

  *     Less than one percent.


                     PROPOSAL 2: TO APPROVE THE OAKLEY, INC.
                            1995 STOCK INCENTIVE PLAN
                             (ITEM 2 ON PROXY CARD)

        On August 8, 1995, prior to Oakley's initial public offering of Common Stock, the Board of Directors adopted, and the then shareholders of Oakley approved, the Oakley, Inc. 1995 Stock Incentive Plan (the "Stock Plan"), which provides for the grant of various types of stock-based compensation to officers, directors, employees, consultants and advisors of Oakley and its subsidiaries. 5,712,000 shares of Common Stock were initially reserved for issuance pursuant to awards under the Stock Plan. In April 1999, the Board of Directors adopted an amendment to the Stock Plan to increase the number of shares reserved for issuance thereunder by an additional 1,000,000 shares for an aggregate of 6,712,000 shares. The Board believes that the grant of equity based awards, such as stock options, is a highly effective way to align the interests of management with those of the Company shareholders and provides a cost-effective means of recognizing employee contributions to the success of the Company. The Board believes that increasing the number of shares of Common Stock available for this purpose will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining highly qualified technical and other key personnel.

        At the Meeting the shareholders are being requested to approve amendments to the Stock Plan to:

        (i) increase the number of shares reserved for issuance under the Stock Plan by 1,000,000 shares; and

        (ii) qualify the Stock Plan for purposes of Sections 162(m) and 422 of the Code.

        In 1993, Section 162(m) was added to the Code. Section 162(m) may limit the Company's ability to deduct for United States Federal income tax purposes compensation in excess of $1,000,000 paid to each of the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Prior to the date of the Meeting, awards granted under the Stock Plan were exempt from the deduction limitation of Section 162(m), and the value of such awards has been fully deductible by Oakley for United States Federal income tax purposes. Following the date of the Meeting, future grants of awards under the Stock Plan will be subject to the $1,000,000 deduction limitation unless the Stock Plan complies with the requirements of Section 162(m) for "performance-based compensation." One of the requirements of "performance-based compensation" is that the shareholders of the Company approve the material terms of the Stock Plan.

        The summary that follows is subject to the actual terms of the Stock Plan, a copy of which is attached to this Proxy Statement.

SUMMARY OF THE PURPOSES OF THE STOCK PLAN

        The purposes of the Stock Plan are to further the long-term growth in Oakley's earnings by providing incentives to those officers, other employees, directors, consultants and advisors who are or will be responsible for such growth; to facilitate the ownership of Oakley's stock by such individuals, thereby increasing the identity of their interests with those of Oakley's shareholders; and to assist Oakley in attracting and retaining officers, other employees, directors, consultants and advisors with experience and ability.

TYPES OF INCENTIVE AWARDS UNDER THE STOCK PLAN

        The Stock Plan provides for the granting of incentive stock options ("ISOs") within the meaning of Section 422 of the Code, options which do not qualify as ISOs, known as nonqualified stock options ("NSOs"), or a combination of both ISOs and NSOs ("options"); provided, however, that ISOs may be granted only to employees of Oakley and its subsidiaries. Options granted under the Stock Plan may be accompanied by stock appreciation rights ("SARs") or limited stock appreciation rights ("LSARs"), or both ("rights"). Rights may also be granted independently of options. The Stock Plan also provides for the granting of restricted stock, deferred stock and performance shares (together, referred to as "restricted awards").

PLAN ADMINISTRATION

        The Stock Plan is currently administered by Oakley's Board of Directors or a committee thereof consisting solely of two or more directors of the Company who are "Non-employee Directors" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act ("Rule 16b-3") and "outside directors" within the meaning of Section 162(m) (such board or committee is sometimes referred to in this summary as the "plan administrator"). Members of the board or committee do not receive any remuneration from the Stock Plan. The Stock Plan provides that no member of the board or committee will be liable for any action or determination taken or made in good faith with respect to the Stock Plan or any option, right or restricted award granted under the Stock Plan.

        Subject to the terms of the Stock Plan, the plan administrator has the right to grant awards to eligible recipients and, subject to the terms of the Stock Plan, to determine the terms and conditions of the award agreements evidencing the grant of such awards, including the vesting schedule and exercise price of such awards, and the effect, if any, of a change in control of Oakley on such awards.

SECURITIES SUBJECT TO THE STOCK PLAN

        There were initially reserved for issuance under the Stock Plan 5,712,000 treasury or authorized but unissued shares of Oakley's Common Stock. As of December 31, 1998, 2,342,407 shares of Common Stock remained available for issuance pursuant to new awards under the Stock Plan. As of December 31, 1998, awards to purchase an aggregate of 34,157 shares of Common Stock issued under the Stock Plan had been exercised, and awards to purchase an aggregate of 3,335,436 shares were outstanding. The aggregate number of shares of Common Stock as to which options, rights, restricted stock and performance shares may be granted to any individual during any calendar year may not, subject to adjustment as set forth below, exceed 80% of the shares reserved for issuance under the Stock Plan.

        The Stock Plan provides that, in the event of changes in the Common Stock by reason of a merger, reorganization, recapitalization, Common Stock dividend, stock split or similar change, the plan administrator will make appropriate adjustments in the aggregate number of shares available for issuance under the Stock Plan, the purchase price to be paid and the number of shares issuable upon the exercise thereafter of any option previously granted and in the purchase price to be paid and the number of shares issuable pursuant to restricted awards. The plan administrator will have the discretion to make other appropriate adjustments.

ELIGIBILITY

        Discretionary grants of options, rights and restricted awards may be made to any officer (including officers who are directors), employee, or any consultant or advisor of Oakley or its direct and indirect subsidiaries who is determined by the plan administrator to be in a position to contribute to the long-term growth in earnings of Oakley. In addition, at the discretion of the plan administrator, the Stock Plan permits Oakley's directors to waive the receipt of their annual retainer and/or meeting fees (if any) and receive NSOs in lieu thereof (as described below).

ISO LIMITATION

        The aggregate fair market value (determined as of the date of grant) of the shares granted to any employee under the Stock Plan or any other option plan of Oakley or its subsidiaries that may become exercisable for the first time in any calendar year is limited, with respect to ISOs, to $100,000. This restriction does not apply to NSOs, rights or restricted awards.

EXERCISE OF OPTIONS

        Options will vest and become exercisable according to a schedule established by the plan administrator. In the case of options exercisable by installment, options not exercised during any one year may be accumulated and exercised at prescribed times during the remaining years of the option. Options that are not exercised within ten years from the date of grant will expire without value. Options are exercisable during the optionee's lifetime only by the optionee.

        The section entitled "Death--Termination of Employment--Restrictions on Transfer" describes the provisions that relate to the exercise of an option following termination of employment or service, including death, disability or retirement.

        The purchase price of the stock purchased pursuant to the exercise of an option will be as determined by the plan administrator at the time an option is granted and may be adjusted in accordance with the antidilution provisions described in "Securities Subject to the Stock Plan." The exercise price of an ISO may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an ISO granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock on the date of the option is granted. Upon the exercise of any option, the purchase price must be fully paid in cash, or, at the discretion of the plan administrator, by delivery of unrestricted Common Stock already owned by the optionee equal in market value to the exercise price, by delivery of restricted awards equal in market value to the exercise price, by means of a loan from the Company, or by a combination of cash, unrestricted Common Stock, restricted awards, or loans. If restricted awards are used to pay the exercise price, certain of the shares acquired upon exercise will also be subject to restrictions.

        At the discretion of the plan administrator, non-employee directors may elect to have NSOs issued in lieu of director retainer and/or meeting fees. The NSOs granted in lieu of waived director fees will have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant and may be exercised only by payment of the exercise price in full in cash or its equivalent. The number of NSOs to be granted in lieu of waived director fees will be determined based upon the value of the fees so waived and an independent appraisal of the intrinsic value of the NSOs.

STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

        SARs and LSARs may be granted either alone ("Free Standing Rights") or in conjunction with all or part of an option ("Related Rights"). Upon the exercise of an SAR, a holder is entitled to receive cash, unrestricted shares of Common Stock or any combination thereof, as determined by the plan administrator, in an amount equal to the excess of the fair market value of one share of Common Stock over the exercise price per share specified in the related option (or in the case of a Free Standing Right, the price per share specified in such right), multiplied by the number of shares in respect of which the SAR is exercised. Upon the exercise of an LSAR, a holder is entitled to receive an amount in cash equal in value to the excess of the Change in Control Price (as defined in the award agreement evidencing such LSAR) of one share of Common Stock on the date of exercise over the option price per share specified in the related option (or in the case of an LSAR which is a Free Standing Right, the price per share specified in the Free Standing Right) multiplied by the number of shares in respect of which the LSAR is exercised.

        With respect to SARs and LSARs that are Related Rights, each such SAR and LSAR will terminate upon the termination or exercise of the pertinent portion of the related option, and the pertinent portion of the related option will terminate upon the exercise of any such SAR or LSAR. Unless otherwise determined by the plan administrator at grant, if an SAR or LSAR is granted with respect to less than the full number of shares covered by a related option, the SAR or LSAR will only be reduced if and to the extent that the number of shares covered by the exercise or termination of such option exceeds the number of shares not covered by such SAR or LSAR. LSARs that are Related Rights can only be exercised within the 30-day period following a Change in Control (as defined in the award agreement evidencing such LSAR) and only to the extent that the options to which they relate are exercisable. SARs that are Related Rights may be exercised at any time that the underlying option is exercisable or, at the discretion of the plan administrator, in certain other limited circumstances. In the case of both SARs and LSARs that are Related Rights, such Related Rights may not be exercised during the first six months after grant except in the event of death or Disability (as defined in the Stock Plan) of the recipient prior to the expiration of the six-month period. With respect to NSOs, Related Rights may be granted at or after the grant of such an option. In the case of ISOs, Related Rights may be granted only at the time of grant of the ISOs.

        SARs that are Free Standing Rights may be exercised at such time or times and may be subject to such terms and conditions as may be determined by the plan administrator at or after grant. LSARs that are Free Standing Rights can only be exercised within the 30-day period following a Change in Control. In the case of both SARs and LSARs that are Free Standing Rights, such Free Standing Rights may not be exercised during the first six months after grant thereof, except in the event of death or Disability of the recipient prior to the expiration of the six-month period. The term of each Free Standing Right will be fixed by the plan administrator but may not exceed ten years from the date of grant. The price per share for each Free Standing Right will be set by the plan administrator but will not be less than 100% of the fair market value of a share of Common Stock on the date of grant.

RESTRICTED AWARDS

        A restricted stock award is an award of Common Stock that may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a period ("restricted period") of ten years, or such shorter period as the plan administrator may determine, from the date on which the award is granted. The plan administrator may also impose such other restrictions and conditions on an award as it deems appropriate. The plan administrator may provide that the foregoing restrictions will lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of the award. In addition, the plan administrator has the authority to cancel all or any portion of any outstanding restrictions prior to the expiration of the restricted period. Deferred stock is the right to receive Common Stock at the end of a specified deferral period. Performance shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives.

        Upon the award of any restricted stock or performance shares, the participant will have the rights of a shareholder with respect to the shares, including dividend rights, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the award agreement for the participant's restricted stock or performance shares. Upon an award of deferred stock, the participant will not have any rights of a shareholder, other than the right to receive dividends, during the specified deferral period.

        Recipients of restricted stock, deferred stock, or performance shares will enter into an award agreement with Oakley, in such form as the plan administrator determines, which states the restrictions to which the shares are subject and the date or dates on which such restrictions will lapse. The plan administrator may permit such restrictions to lapse in installments within the restricted period or may accelerate or waive such restrictions at any time.

DEATH--TERMINATION OF EMPLOYMENT--RESTRICTIONS ON TRANSFER

        The plan administrator will provide in the award agreements whether and to what extent options, rights or restricted awards will be exercisable upon termination of employment or service for any reason, including death or disability, of any participant in the Stock Plan.

        In no event may any option be exercisable more than ten years from the date it is granted.

        Except as otherwise determined by the plan administrator in accordance with Rule 16b-3, options, rights and restricted awards are not transferable and are exercisable during the recipient's lifetime only by the recipient.

AMENDMENT; TERMINATION

        Oakley's Board of Directors may terminate or amend the Stock Plan at any time, except that shareholder approval is required for any amendment to (i) increase the maximum number of shares of stock which may be issued under the Stock Plan (except for adjustments set forth in the Stock Plan), (ii) change the class of individuals eligible to participate in the Stock Plan, or (iii) extend the term of the Stock Plan or the period during which any option, right or restricted award may be granted or any option, right or restricted award may be exercised, except that shareholder approval shall not be required if such approval is not required by Section 162(m) or other applicable law, rule or regulation with respect to the material amendment of any employee benefit plan maintained by Oakley. Termination or amendment of the Stock Plan will not affect previously granted options, rights or restricted awards, which will continue in effect in accordance with their terms.

PAYMENT OF TAXES

        Participants are required, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for Federal income tax purposes, to pay to Oakley, or make arrangements satisfactory to the plan administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. Oakley's obligations under the Stock Plan are conditional on the making of such payments or arrangements, and Oakley will have the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant.

                       CERTAIN FEDERAL INCOME TAX EFFECTS

        The following discussion is for general information only and is based on the Federal income tax laws now in effect, which are subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation which may be important to individual plan participants. Moreover, this summary does not address specific state, local or foreign tax consequences. This summary assumes that Common Stock acquired under the Stock Plan will be held as a "capital asset" (generally, property held for investment) under the Code.

NONQUALIFIED STOCK OPTIONS

        A participant will generally not be subject to Federal income taxation upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price. Oakley will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.

        If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as capital gain or loss.

INCENTIVE STOCK OPTIONS

        A participant is generally not subject to Federal income taxation upon the grant of an ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of Oakley or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (i) while in the employ of Oakley or a subsidiary or (ii) within three months after termination of employment (or one year in the case of a disabled employee). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See "Certain Federal Income Tax Effects--Nonqualified Stock Options. ")

        If stock acquired pursuant to a timely exercised ISO is later disposed of, the participant will, except as noted below with respect to a "disqualifying disposition," recognize a capital gain or loss equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, Oakley will not be entitled to any deduction for Federal income tax purposes in connection with either the exercise of the ISO or the sale of such stock by the participant.

        If, however, a participant disposes of stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), generally (i) the participant will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the option exercise price, and (ii) any additional gain recognized by the participant will be subject to tax as capital gain. In such case, Oakley may claim a deduction for Federal income tax purposes at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

        The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

EXERCISE WITH SHARES

        According to a published ruling of the Internal Revenue Service, a participant who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of previously owned Common Stock will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. (See "Certain Federal Income Tax Effects--Nonqualified Stock Options. ") With respect to shares acquired upon exercise which are equal in number to the shares surrendered, (i) such shares will be treated as exchanged for the shares surrendered in a non-taxable transaction, (ii) the basis of such shares will be equal to the basis of the shares surrendered, and (iii) the holding period of the shares acquired will include the holding period of the shares surrendered. With respect to the additional shares received upon exercise, (a) participants will recognize ordinary income in an amount equal to the fair market value of such shares on the date of receipt, (b) the basis of such additional shares will be equal to the amount of income recognized, and (c) the holding period for such additional shares will commence after the date of receipt.

        The Treasury Department has issued proposed regulations that, if adopted in their current form, would appear to provide for the following rules with respect to the exercise of an ISO by surrender of previously owned shares of Common Stock. If the shares surrendered in payment of the exercise price of an ISO are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if the surrender constitutes a "disqualifying disposition" (as would be the case, for example, if, in satisfaction of the option exercise price, Oakley withholds shares which would otherwise be delivered to the participant), any gain realized on such transfer will be taxable to the optionee, as discussed above. Otherwise, when shares of the Common Stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange,
(ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins after the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

RIGHTS

        A grant of SARs or LSARs has no Federal income tax consequences at the time of such grant. Upon the exercise of SARs or LSARs (other than a Free Standing LSAR), the amount of any cash and the fair market value as of the date of exercise of any shares of Common Stock received is taxable to the participant as ordinary income. With respect to a Free Standing LSAR, however, a recipient should be required to include as taxable ordinary income on the Change in Control date an amount equal to the amount of cash that could be received upon the exercise of the LSAR, even if the LSAR is not exercised until a date subsequent to the Change in Control date. Oakley will generally be entitled to a deduction at the same time and equal to the amount included in the participant's income. Upon the sale of the shares acquired by the exercise of SARs or LSARs, participants will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of his ordinary income.

RESTRICTED AWARDS

        In the case of a restricted award, a participant generally will not be subject to Federal income tax upon the grant of such an award, but, rather, the participant will recognize ordinary income in an amount equal to (i) the fair market value of the Common Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, paid by the participant to purchase such stock. Oakley will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. Oakley will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and Oakley will be deemed to recognize ordinary income equal to the amount of the deduction allowed to Oakley at the time of the election in respect of such forfeited shares.

CAPITAL GAIN OR LOSS

        Net capital gain (i.e., generally, capital gain in excess of capital losses) recognized by a participant upon the sale of shares held for more than 12 months will generally be subject to tax at a rate not to exceed 20%. Net capital gain recognized from the sale of shares held for 12 months or less will be subject to tax at ordinary income rates.

NEW PLAN BENEFITS

        Grants to the Named Executive Officers for fiscal 1998 are described in "Summary Compensation Table" above. It is not possible to determine at this time the future awards that will be granted under the Stock Plan if it is approved by shareholders, and no awards made under the Stock Plan prior to the date of the Meeting have been made subject to such approval.

VOTE REQUIRED

        The Stock Plan is being submitted for shareholder approval pursuant to requirements of Sections 422 and 162(m) of the Code, which require the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that the total number of votes cast on the proposal to approve the Stock Plan represents more than 50% of the outstanding shares of Common Stock entitled to vote thereon at the Meeting.


        THE BOARD OF DIRECTORS HAS DETERMINED THAT THE STOCK PLAN CONTINUES TO BE IN THE BEST INTERESTS OF OAKLEY AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE STOCK PLAN.

                     PROPOSAL 3: TO APPROVE THE OAKLEY, INC.
                    EXECUTIVE OFFICER PERFORMANCE BONUS PLAN
                             (ITEM 3 ON PROXY CARD)

        Oakley's Executive Officer Performance Bonus Plan (the "Bonus Plan") was adopted by the Board of Directors on August 8, 1995, prior to Oakley's initial public offering of Common Stock. The Bonus Plan was subsequently amended in April 1999 to include provisions to comply with the requirements of "performance-based compensation" within the meaning of Section 162(m) of the Code.

        The Bonus Plan is designed to reward Oakley's executive officers for achieving corporate performance objectives. The purposes of the Bonus Plan are to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to link their goals and interests more closely with those of Oakley and its shareholders, and to enable Oakley to attract and retain highly qualified executive officers.

        In 1993, Section 162(m) was added to the Code. Section 162(m) may limit the Company's ability to deduct for United States Federal income tax purposes compensation in excess of $1,000,000 paid to each of the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Prior to the date of the Meeting, the payments awarded under the Bonus Plan were exempt from the deduction limitations of Section 162(m), and the value of such awards has been fully deductible by Oakley for United States Federal income tax purposes. Following the date of the Meeting, future grants of awards under the Bonus Plan will be subject to the $1,000,000 deduction limitation unless the Bonus Plan complies with the requirements of Section 162(m) for "performance-based compensation." One of the requirements of "performance-based compensation" is that the shareholders of the Company approve the material terms of the Bonus Plan.

PROPOSAL

        At the Meeting, the shareholders are being requested to approve the Bonus Plan, for purposes of Section 162(m) of the Code only.

        The summary that follows is subject to the actual terms of the Bonus Plan, a copy of which is attached to this Proxy Statement.

ADMINISTRATION

        The Bonus Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"), which is comprised solely of individuals who meet the requirements of "outside directors" under Section 162(m). The Committee has full power, authority and discretion to administer and interpret the provisions of the Bonus Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Bonus Plan and for the conduct of its business as the Committee deems necessary or advisable. The Board of Directors, however, retains the right to amend or terminate the Bonus Plan in whole or in part at any time.

ELIGIBILITY AND PARTICIPATION

        All executive officers of Oakley are eligible to participate in the Bonus Plan. Prior to or at the time performance objectives are established for a "Performance Period" (as defined below), the Committee will identify those executive officers who will in fact be participants for such Performance Period.

PERFORMANCE PERIODS AND PERFORMANCE OBJECTIVES

        The performance period (the "Performance Period") with respect to which bonuses may be payable under the Bonus Plan will generally be Oakley's fiscal year, provided, however, that the Committee has the authority to designate different Performance Periods under the Bonus Plan.

        The Committee will establish in writing, with respect to each Performance Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals and an objective formula or method for computing the amount of bonus compensation payable to each participant under the Bonus Plan if and to the extent that the performance goals are attained.

        Performance goals will be based upon one or more of the following business criteria for Oakley as a whole or any of its subsidiaries, operating divisions or other operating units: Common Stock price, market share, gross revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, sales, cost reductions and savings, return on revenues or productivity. In addition, performance goals may be based upon a participant's attainment of specific objectives set for that participant's performance by Oakley with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility.

        The Bonus Plan provides that no participant may receive a bonus in excess of $3,000,000 with respect to any fiscal year.

DETERMINATION OF BONUS AWARDS

        As soon as practicable after the end of each Performance Period, the Committee will certify in writing to what extent Oakley and the participants have achieved the performance goal or goals for such Performance Period, including the specific target objective or objectives and the satisfaction of any other material terms of the bonus award, and the Committee will calculate the amount of each participant's bonus for such Performance Period based upon the performance goals, objectives and computation formulae or methods for such Performance Period.

PAYMENT OF AWARDS

        Subject to approval by the shareholders, bonus awards will be payable by Oakley in cash to each participant, or to his or her estate in the event of his death, as soon as practicable after the end of each Performance Period and after the Committee has certified in writing that the relevant performance goals were achieved; provided, that the Committee may, in its discretion, make reasonable advances to any participant based upon relevant performance during a portion of a Performance Period as measured against the performance goals or goals established for such participant with respect to the entire Performance Period.

        Except as otherwise provided in any employment agreement between Oakley and a participant or as otherwise determined by the Committee, a bonus award that would otherwise be payable to a participant who is not employed by Oakley or one of its subsidiaries on the last day of a Performance Period (or who is employed on the last day of a Performance Period but is absent from the performance of the participant's duties for a significant portion of the plan year) will be prorated, or not paid, as follows:

Terminated due to disability        Prorated based on active service during
                                    Performance Period

Retirement in accordance with       Prorated based on active service during
Oakley's retirement policies        Performance Period

Resignation prior to retirement     No award
without mutual written agreement

Resignation pursuant to mutual     Prorated based on active service during
written agreement                  Performance Period

Leave of absence                   Prorated based on active service during
                                   Performance Period

Death of participant               Prorated based on active service during
                                   Performance Period

PAYMENT OF TAXES

        Oakley may deduct from any award any applicable withholding taxes or any amounts owed by the employee to Oakley.

FEDERAL INCOME TAX CONSEQUENCES

        Under current United States Federal income tax law, participants will realize ordinary income equal to the amount of the award received in the year of receipt. That income will be subject to applicable income and employment tax withholding by the Company. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the Bonus Plan satisfies the requirements of Section 162(m) of the Code.

BONUS PLAN BENEFITS

        Bonus amounts paid under the Bonus Plan in 1998 to the Named Executive Officers are reported in the Summary Compensation Table in this Proxy Statement. The actual amount of bonuses payable with respect to 1999 and subsequent plan years cannot yet be determined.

VOTE REQUIRED

        The Bonus Plan is being submitted for shareholder approval pursuant to requirements of Section 162(m), which require the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that the total number of votes cast on the proposal to approve the Bonus Plan represents more than 50% of the outstanding shares of Common Stock entitled to vote thereon at the Meeting.

        THE BOARD OF DIRECTORS HAS DETERMINED THAT THE BONUS PLAN CONTINUES TO BE IN THE BEST INTERESTS OF OAKLEY AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE BONUS PLAN.

          PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (ITEM 4 ON PROXY CARD)

        The firm of Deloitte & Touche LLP, the Company's independent auditors for the year ended December 31, 1998, was selected by the Board of Directors, upon the recommendation of the Audit Committee, to act in such capacity for the fiscal year ending December 31, 1999, subject to ratification by the shareholders. There are no affiliations between the Company and Deloitte & Touche LLP, its partners, associates or employees, other than as pertain to the engagement of Deloitte & Touche LLP as independent auditors for the Company in the previous year. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

VOTE

        The favorable vote of a majority of the votes cast regarding the proposal is required to ratify the selection of Deloitte & Touche LLP. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors for the Company for the fiscal year ending December 31, 1999.

                                  OTHER MATTERS

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and beneficial owners of more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms that they file.

        Based solely on the Company's review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that during fiscal 1998, all reports required by Section 16(a) applicable to its directors, officers and ten percent shareholders were filed with the Securities and Exchange Commission on a timely basis.

        SHAREHOLDERS' PROPOSALS. In accordance with the Company's Bylaws, proposals of shareholders intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2000 must be received by the Company, marked to the attention of the Secretary, no later than December 16, 1999. Proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for proposals in order to be included in the proxy statement.

THE BOARD OF DIRECTORS

Foothill Ranch, California

                                  OAKLEY, INC.

                            1995 STOCK INCENTIVE PLAN

                        AS AMENDED THROUGH APRIL 17, 1999

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

        The name of this plan is the Oakley, Inc. 1995 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board on August 8, 1995, subject to the approval of the stockholders of the Company, which approval was obtained on the same date. An amendment to certain administrative procedures under the Plan was adopted by the Board on November 2, 1995. The Plan was subsequently amended by the Board on April 17, 1999 (i) to increase the number of shares reserved for issuance under the Plan by 1,000,000 shares and (ii) to include provisions to comply with the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers, employees, directors, consultants (including selected professional athletes and other individuals who endorse the Company's products and/or consult with the Company concerning the Company's products) and advisors that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

        (2) "Board" means the Board of Directors of the Company.

        (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (4) "Committee" means the Compensation Committee of the Board or any committee the Board may subsequently appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

        (5) "Company" means Oakley, Inc., a Washington corporation (or any successor corporation).

        (6) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

        (7) "Disability" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

        (8) "Effective Date" shall mean the date provided pursuant to Section
11.

        (9) "Eligible Employee" means an employee of the Company eligible to participate in the Plan pursuant to Section 4.

        (10) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

        (11) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        (12) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

        (13) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

        (14) "Parent Corporation" means any corporation (other the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

        (15) "Participant" means any Eligible Employee, consultant (including selected professional athletes and other individuals who endorse the Company's products and/or consult with the Company concerning the Company's products) or advisor to the Company selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

        (16) "Performance Share" means an award of shares of Stock pursuant to
Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

        (17) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to certain restrictions.

        (18) "Stock" means the common stock, $0.01 par value, of the Company.

        (19) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

        (20) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 or 5A.

        (21) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

        The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the
Code) and, to the extent applicable, Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

        The Administrator shall have the power and authority to grant to Eligible Employees, consultants and advisors to the Company, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

        In particular, the Administrator shall have the authority:

            (a) to select those employees of the Company who shall be Eligible Employees;

            (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Eligible Employees, consultants and advisors to the Company;

            (c) to determine the number of shares to be covered by each such award granted hereunder;

            (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

            (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

        The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

        The total number of shares of Stock reserved and available for issuance under the Plan shall be 6,712,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 80% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

        To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the

Plan; provided, however, that, to the extent that such future awards are intended to comply with Section 162(m) of the Code, such shares shall be available for issuance only to the extent permitted under Section 162(m). If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

        Officers (including officers who are directors of the Company), employees of the Company, and consultants and advisors to the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5. STOCK OPTIONS.

        Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

        The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

        The Administrator shall have the authority to grant any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

        Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

            (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, (ii) in the case of Non-Qualified Stock Options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, be less than 100% of the Fair Market Value of the Stock on such date and
(iii) shall not, in any event, be less than the par value of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

            (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

            (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

            (4) Method of Exercise. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

        The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder; provided, however, that, to the extent that such future awards are intended to comply with Section 162(m) of the Code, such shares shall be available for issuance only to the extent permitted under
Section 162(m).

        (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this
Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        (6) Non-transferability of Options. Unless otherwise determined by the Administrator, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

        (7) Termination of Employment or Service. If an optionee's employment with or service as a director of or consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription, award or other agreement, or as otherwise determined by the Administrator.

        (8) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 5A. DIRECTOR STOCK OPTION GRANTS IN LIEU OF RETAINER AND/OR MEETING
            FEES.

        The Board may, in its sole discretion, provide that each director of the Company shall have the right to elect to waive the receipt of any part or all of his or her annual retainer and/or meeting fees (if any) for the year commencing on the date immediately following each annual meeting of the Company's stockholders, and to receive a number of Non-Qualified Stock Options ("Director Fee Options") in lieu thereof. Such election shall be made on or before such annual meeting and, once made, shall be irrevocable. Director Fee Options shall be deemed to be granted annually (in advance with respect to any waived retainer fees and in arrears with respect to any waived meeting fees).

        (1) Number of Shares of Stock Subject to Options. The number of shares of Stock subject to Director Fee Options shall be fixed by the Board of Directors in advance of such annual meeting based upon the amount of fees so waived and an independent appraisal of the intrinsic value of the Director Fee Options.

        (2) Option Price. The option price per share of Stock purchasable under the Director Fee Options shall be equal to 100% of the fair market value of the Stock on the date of grant.

        (3) Option Term. The Director Fee Options shall be exercisable for a term of ten (10) years from the date of grant.

        (4) Vesting and Exercisability. The Director Fee Options shall be 100% vested and exercisable on the later of (i) March 1 following the date of grant and (ii) the date that is 270 days following the date of grant (the "Vesting Date"). In the event a director's service terminates prior to the Vesting Date for a specific grant of Director Fee Options, such director shall be deemed to vest in such options pro rata through the date of such termination of service, and such pro rata portion of such Director Fee Options shall become exercisable on the applicable Vesting Date.

        (5) Method of Exercise. Director Fee Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator.

        (6) Non-transferability of Options. The Director Fee Options shall be subject to the provisions of Section 5(6).

        (7) Stub Period; Unanticipated Circumstances. The Board of Directors shall have the authority to make appropriate arrangements consistent with the provisions of this Section 5A with respect to retainer and/or meeting fees otherwise payable with respect to any incomplete year during the term of the Plan, and with respect to circumstances that may arise that are not contemplated under the Plan.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

        (1) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

        A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

        A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

        (2) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

            (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

            (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

            (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (6) of Section 5 of the Plan.

            (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

            (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

            (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

            (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

            (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

            (i) Free Standing Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that a Stock Option would be transferable or exercisable under paragraph (6) of Section 5 of the Plan.

            (j) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

            (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

            (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

        (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees, consultants and advisors to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5(5) with respect to the exercise of stock options.

        (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

        The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

        With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

        (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

            (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

            (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

            (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

SECTION 8. AMENDMENT AND TERMINATION.

        The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

            (1) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

            (2) change the class of employees, directors, consultants and advisors eligible to participate in the Plan; or

            (3) extend the maximum option period under paragraph (2) of Section 5 or Section 5A of the Plan.

        Notwithstanding the foregoing, stockholder approval under this Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to any employee benefit plan of the Company.

        The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

        The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10. GENERAL PROVISIONS.

        (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

        All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, director, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, directors, consultants or advisors at any time.

        (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11. EFFECTIVE DATE OF PLAN.

        The Plan became effective (the "Effective Date") on August 8, 1995, the date the Company's stockholders formally approved the Plan.

SECTION 12. TERM OF PLAN.

        No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                                  OAKLEY, INC.

                                EXECUTIVE OFFICER
                             PERFORMANCE BONUS PLAN

                 AS AMENDED AND RESTATED THROUGH APRIL 17, 1999

        This Executive Officer Performance Bonus Plan (the "Plan") was adopted by the Board of Directors of Oakley, Inc. (the "Company") on August 8, 1995. The Board of Directors of the Company subsequently amended the Plan on April 17, 1999 to include provisions to comply with the requirements for "performance-based compensation" within the meaning Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                     PURPOSE

        This Plan is designed to reward executive officers of the Company for achieving corporate performance objectives. The Plan is intended to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to link their goals and interests more closely with those of the Company and its shareholders, and to enable the Company to attract and retain highly qualified executive officers.

                                    ARTICLE I

                          ELIGIBILITY AND PARTICIPATION

        I.1 All executive officers of the Company shall be eligible to participate in the Plan. Prior to or at the time performance objectives are established for a "Performance Period," as defined below, the Committee of the Company's Board of Directors (the "Board") designated under Section 6.1 (the "Committee") will identify those executive officers who shall in fact be participants for such Performance Period.

                                   ARTICLE II

            PLAN YEAR, PERFORMANCE PERIODS AND PERFORMANCE OBJECTIVES

        II.1 The fiscal year of the Plan (the "Plan Year") shall be the calendar year; provided, however, that the first Plan Year shall be the short year that commences on the date that the Board approves the adoption of the Plan and ends on the following December 31. The performance period (the "Performance Period") with respect to which bonuses may be payable under the Plan shall generally be the Plan Year; provided however, that the Committee shall have the authority to designate different Performance Periods under the Plan.

        II.2 The Committee shall establish in writing, with respect to each Performance Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals and an objective formula or method for computing the amount of bonus compensation payable to each participant under the Plan if and to the extent that the performance goals are attained.

        II.3 Performance goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its subsidiaries, operating divisions or other operating units: Stock price, market share, gross revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, sales, cost reductions and savings, return on revenues or productivity. In addition, performance goals may be based upon a participant's attainment of specific objectives set for that participant's performance by the Company with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or a participant's performance against the performance goals established by the Committee shall be objectively determinable and shall be determined according to generally accepted accounting principles as in existence on the date on which the performance goals are established and without regard to any changes in such principles after such date.

                                   ARTICLE III

                          DETERMINATION OF BONUS AWARDS

        III.1 As soon as practicable after the end of each Performance Period, the Committee shall certify in writing to what extent the Company and the participants have achieved the performance goal or goals for such Performance Period, including the specific target objective or objectives and the satisfaction of any other material terms of the bonus award, and the Committee shall calculate the amount of each participant's bonus for such Performance Period based upon the performance goals, objectives and computation formulae or methods for such Performance Period. The Committee shall have no discretion to increase the amount of any participant's bonus as so determined, but may reduce the amount of or totally eliminate such bonus, if it determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors.

        III.2 No participant's bonus shall exceed $3,000,000 for any Plan Year.

                                   ARTICLE IV

                                PAYMENT OF AWARDS

        IV.1 Approved bonus awards shall be payable by the Company in cash to each participant, or to his estate in the event of his death, as soon as practicable after the end of each Performance Period and after the Committee has certified in writing pursuant to Section 3.l that the relevant performance goals were achieved; provided, that the Committee may, in its discretion, make reasonable advances to any Participant based upon relevant Company or individual performance during a portion of a Performance Period as measured against the performance goals or goals established for such Participant with respect to the entire Performance Period. Notwithstanding anything to the contrary, no bonus awards shall be payable for any Plan Year commencing on or after January 1, 1999 unless and until the shareholders of the Company approve the amendments to the Plan adopted by the Board on April 17, 1999.

        IV.2 Except as otherwise provided in any employment agreement between the Company and a participant or as otherwise determined by the Committee, a bonus award that would otherwise be payable to a participant who is not employed by the Company or one of its subsidiaries on the last day of a Performance Period (or who is employed on the last day of a Performance Period but is absent from the performance of the participant's duties for a significant portion of the Plan Year) shall be prorated, or not paid, as follows:

        (1) Terminated due to disability        Prorated based on active service
                                                during Performance Period

        (2) Retirement in accordance with the   Prorated based on active service
            Company's retirement policies       during Performance Period

        (3) Resignation prior to retirement     No award
            without mutual written agreement

        (4) Resignation pursuant to mutual      Prorated based on active service
            written agreement                   during Performance Period

        (5) Leave of absence                    Prorated based on active service
                                                during Performance Period

        (6) Death of participant                Prorated based on active service
                                                during Performance Period

                                    ARTICLE V

                           OTHER TERMS AND CONDITIONS

        V.1 No person shall have any legal claim to be granted an award under the Plan, and the Committee shall have no obligation to treat participants uniformly. Except as may be otherwise required by law, bonus awards under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Bonuses awarded under the Plan shall be payable from the general assets of the Company, and no participant shall have any claim with respect to any specific assets of the Company.

        V.2 Neither the Plan nor any action taken under the Plan shall be construed as giving any employee the right to be retained in the employment of the Company or any subsidiary or to maintain any participant's compensation at any level.

        V.3 The Company or any of its subsidiaries may deduct from any award any applicable withholding taxes or any amounts owed by the employee to the Company or any of its subsidiaries.

                                   ARTICLE VI

                                 ADMINISTRATION

        VI.1 Upon establishment by the Board, the Compensation Committee of the Board shall constitute the Committee hereunder. Prior to such time, the Board shall constitute the Committee hereunder.

        VI.2 The Committee shall have full power, authority and discretion to administer and interpret the provisions of the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.

        VI.3 The Committee shall have full power to delegate to any officer or employee of the Company the authority to administer and interpret the procedural aspects of the Plan, subject to the Plan's terms, including adopting and enforcing rules to decide procedural and administrative issues.

        VI.4 The Committee may rely on opinions, reports or statements of officers or employees of the Company or any subsidiary thereof and of Company counsel (inside or retained counsel), public accountants and other professional or expert persons.

        VI.5 The Board reserves the right to amend or terminate the Plan in whole or in part at any time.

        VI.6 To the extent permitted by applicable law, (a) no member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and (b) the Company shall indemnify and hold harmless each member of the Committee against any reasonable cost or expense (including reasonable counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

        VI.7 The place of administration of the Plan shall be in the State of California, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of California.

PROXY                             OAKLEY, INC.                             PROXY
                                  COMMON STOCK

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     THE UNDERSIGNED HEREBY APPOINT(S) MIKE PARNELL AND LINK NEWCOMB AS PROXIES WITH FULL POWER OF SUBSTITUTION, HEREBY AUTHORIZE(S) EACH OF THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE HEREOF, ALL SHARES OF COMMON STOCK OF OAKLEY, INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON
APRIL 5, 1999 AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 1999, AT 10:00 A.M., LOCAL TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AT
THE OAKLEY, INC. HEADQUARTERS AT ONE ICON, FOOTHILL RANCH, CALIFORNIA 92610
AND HEREBY REVOKE(S) ANY PROXIES HERETOFORE GIVEN.

BY SIGNING AND DATING THE REVERSE SIDE OF THIS CARD, THE UNDERSIGNED AUTHORIZE(S) THE PROXIES TO VOTE EACH PROPOSAL, AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENVELOPE PROVIDED.

THIS PROXY IS REVOCABLE AND THE UNDERSIGNED MAY REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE. ATTENDANCE OF THE UNDERSIGNED AT THE ABOVE MEETING OR ANY ADJOURNED OR POSTPONED SESSION THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED WILL INDICATE AFFIRMATIVELY THERE AT THE INTENTION OF THE UNDERSIGNED TO VOTE SAID SHARES IN PERSON.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE.

                                           WITHHOLD AUTHORITY
                   FOR ALL NOMINEES     TO VOTE FOR ALL NOMINEES
                  LISTED TO THE RIGHT      LISTED TO THE RIGHT
1. ELECTION OF
   DIRECTORS:            [ ]                      [ ]           NOMINEES:

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):        Jim Jannard
                                                                Mike Parnell
--------------------------------------------------------        William Schmidt
                                                                Link Newcomb
                                                                Irene Miller
                                                                Orin Smith
                                                                Michael Jordan

        THE BOARD OF DIRECTORS OF OAKLEY, INC. RECOMMENDS A VOTE FOR THE
         NOMINEES SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

                                                     FOR    AGAINST   ABSTAIN
2. Ratification of the Amendment to the Oakley,
   Inc. 1995 Stock Incentive Plan, as amended.       [ ]      [ ]       [ ]

3. Ratification of Oakley, Inc. Executive Officers
   Performance Bonus Plan, as amended                [ ]      [ ]       [ ]

4. Ratification of the selection of Deloitte &
   Touche LLP as independent auditors.               [ ]      [ ]       [ ]

5. In their discretion, the proxyholders are authorized to vote on such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

UNLESS OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE OAKLEY, INC. 1995 STOCK INCENTIVE PLAN, AS AMENDED, FOR THE RATIFICATION OF THE OAKLEY, NON-EXECUTIVE OFFICERS PERFORMANCE BONUS PLAN, AS AMENDED, FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF THE STOCKHOLDERS AND A PROXY STATEMENT FOR THE ANNUAL MEETING PRIOR TO THE SIGNING OF THIS PROXY.

SIGNATURE ___________________________________ DATE: ______________________, 1999
                                                    (Be sure to date proxy)

SIGNATURE IF HELD JOINTLY ___________________ DATE: ______________________, 1999
                                                    (Be sure to date proxy)

PLEASE VOTE, SIGN AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE USING THE ENCLOSED ENVELOPE.